FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 11, 2007

GLOBETEL COMMUNICATIONS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-23532	88-0292161
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

101 NE 3rd Ave, Suite 1500, Fort Lauderdale, FL		33301
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 954-332-3759

Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

GlobeTel Communications Corp. (the “Company”) has appointed Dohan & Co., P.A. (“Dohan”) CPAs of Miami, Florida as the Company’s independent registered public accounting firm to audit and certify our financial statements for fiscal year ended December 31, 2004 and 2005. The Board of Directors of the Company has approved the appointment of Dohan.

During the most recent fiscal year and through September 11, 2007, neither the Company nor any one on behalf of the Company has consulted with Dohan regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events required to be disclosed under Items 304 (a) (2) (i) and (ii) of Regulation S-K.

The Company had provided Dohan with a copy of this Current Report on Form 8-K prior to filing it with the SEC.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GlobeTel Communications Corp.

Dated: September 12, 2007	By: /s/ Jonathan Leinwand
Jonathan Leinwand
Chief Executive Officer